SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                                  BEL FUSE INC.
- -------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2), or
    item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:_________________________________________________
    2) Form, Schedule or Registration Statement No. ___________________________
    3) Filing party: __________________________________________________________
    4) Date filed:_____________________________________________________________

                                 [BEL FUSE LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                                  BEL FUSE INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bel Fuse Inc. will be held at the Newark Airport Hilton Hotel, 1170 Spring Street, Elizabeth, New Jersey 07201, on Wednesday, May 29, 1996 at 2:00 p.m. for the following purposes:

      1.   To elect five directors.

      2. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 12, 1996 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

                                          By Order of the Board of Directors

                                          ROBERT H. SIMANDL, Secretary

Jersey City, New Jersey
April 29, 1996

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                  BEL FUSE INC.

                                -----------------
                                 PROXY STATEMENT
                                -----------------

     The following statement is furnished in connection with the solicitation by the Board of Directors of Bel Fuse Inc. ("Bel" or the "Company"), a New Jersey corporation with its principal executive offices at 198 Van Vorst Street, Jersey City, New Jersey 07302, of proxies to be used at Bel's Annual Meeting of Shareholders to be held at the Newark Airport Hilton Hotel, 1170 Spring Street, Elizabeth, New Jersey, 07201 on Wednesday, May 29, 1996 at 2:00 P.M. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about April 29, 1996.

VOTING; REVOCATION OF PROXIES

     A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the meeting. A subsequently dated proxy will, if properly presented, revoke a prior proxy. Any shareholder may attend the meeting and vote in person whether or not he has previously given a proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If a proxy is signed but no specification is given, the shares will be voted to elect the Board's nominees to the Board of Directors.

PROXY SOLICITATION

     The entire cost of soliciting these proxies will be borne by Bel. In following up the original solicitation of the proxies by mail, Bel may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock held of record by such persons and may reimburse them for their expenses in so doing. If necessary, Bel may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

VOTE REQUIRED; SHARES ENTITLED TO VOTE; PRINCIPAL SHAREHOLDERS

     The presence in person or by proxy of holders of a majority of the outstanding shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting in the election of directors.

     Holders of record of the Common Stock at the close of business on April 12, 1996 (the record date fixed by the Board of Directors) will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 5,057,695 shares of Common Stock outstanding and entitled to vote at the meeting. Each such share is entitled to one vote on all matters to come before the meeting.

     The Company's management is not aware of any individual or entity that owned of record or beneficially more than five percent of the Common Stock as of December 31, 1995 other than Elliot Bernstein, Howard B. Bernstein, Dimensional Fund Advisors Inc. ("Dimensional") and FMR Corp. ("FMR"). Elliot Bernstein is the Chairman of the Board, Chief Executive Officer and a Director of the Company. Howard B. Bernstein is a Director of the Company. The business address of Elliot Bernstein and Howard B. Bernstein is 198 Van Vorst Street, Jersey City, New Jersey 07302. For information regarding the number of shares owned by Elliot Bernstein and Howard B. Bernstein, see "Election of Directors."

     Pursuant to filings made by Dimensional and FMR with the Securities and Exchange Commission, these entities beneficially owned the following number of shares of the Company's Common Stock as of December 31, 1995:

            Name and Address of             Amount and Nature      Percent of
             Beneficial Owner            of Beneficial Ownership      Class
           --------------------          -----------------------   ----------
      Dimensional Fund Advisors, Inc. ...      325,900(A)              6.5%
      1299 Ocean Avenue
      11th Floor
      Santa Monica, CA 90401

      FMR Corp. .........................      505,100(B)             10.0
      82 Devonshire Street
      Boston, MA 02109
- ----------
(A) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under the Investment Advisers Act of 1940, is deemed to have beneficial ownership of the shares listed above, which shares are owned by advisory clients of Dimensional.

(B) Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. ("FMR") and an investment adviser registered under the Investment Advisers Act of 1940, may be deemed to be the beneficial owner of the shares listed above as a result of acting as investment adviser to several of Fidelity's investment companies, including Fidelity Low-Priced Stock Fund (the "Fidelity Fund"). As of the date specified above, the Fidelity Fund beneficially owned 505,100 shares or 10.0% of the Common Stock outstanding. The Fidelity Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d (Chairman of
     FMR), FMR through its control of Fidelity, and the Fidelity Fund each has sole power to dispose of these 505,100 shares; however, neither FMR nor Edward C. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Fund, which power resides with the Fidelity Fund's Boards of Trustees.

The information furnished in Notes A and B above is based on filings made by Dimensional and FMR with the Securities and Exchange Commission.

1997 ANNUAL MEETING; NOMINATIONS

     Shareholders intending to present proposals at the 1997 Annual Meeting of Shareholders must deliver their written proposals to the Company no later than December 30, 1996 in order for such proposals to be eligible for inclusion in the Company's proxy statement and proxy card relating to next year's meeting.

                              ELECTION OF DIRECTORS

     The Company's directors are elected on a staggered term basis, with each class of directors being as nearly equal as possible, and standing for re-election once in each three-year period. At the Annual Meeting, the holders of the Common Stock will elect a total of five directors: two directors (Elliot Bernstein and Robert Simandl) for three year terms, two directors (Peter Gilbert and John Johnson) for two year terms and one director (John Tweedy) for a one year term.

     Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as a director of the persons named in Table I below to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for said nominees if they, for any reason presently unknown, cannot be candidates for election.

     Table I sets forth the name and age of each of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Bel, the period during which each such person has served on the Board of Directors of Bel, the expiration of his respective term, the principal occupations and employment of each such person during the past five years, and the number of shares of Bel's Common Stock which he beneficially owned as of April 1, 1996. Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of April 1, 1996.


                                     TABLE I
                        NOMINEES FOR ELECTION AS DIRECTOR
                                                                                        Shares Beneficially Owned
                                                                                          as of April 1, 1996(A)
                                                                                        -------------------------
                          Director    Expiration                                         Number         Percent
      Name and Age          Since       of Term           Business Experience           of Shares      of Class
      ------------          -----       -------           -------------------           ---------      --------
Elliot Bernstein, 72        1949         1999       Chairman of the Board               510,478(C)        10.1%
                                                    (June 1992 to Present) and
                                                    Chief Executive Officer of
                                                    the Company; President of
                                                    the Company (prior years to
                                                    June 1992)(B)

Peter Gilbert, 48           1987         1998       President and Chief Executive           200            *
                                                    Officer of The Gilbert
                                                    Manufacturing Company, a
                                                    division of Larsdale, Inc.,
                                                    Boston, Massachusetts
                                                    (manufacturer of electrical
                                                    components).

John S. Johnson, 66         1996         1998       Independent consultant (April 1993        0            *
                                                    to Present) for various
                                                    companies, including the
                                                    Company (during 1995);
                                                    Corporate Controller of AVX
                                                    Corporation (manufacturer of
                                                    electronic components) (1978
                                                    to March 1993).


                                                                                        Shares Beneficially Owned
                                                                                          as of April 1, 1996(A)
                                                                                        -------------------------
                          Director    Expiration                                         Number         Percent
      Name and Age          Since       of Term           Business Experience           of Shares      of Class
      ------------          -----       -------           -------------------           ---------      --------
Robert H. Simandl, 67       1967         1999       Secretary of the Company;             5,170(D)         *
                                                    Practicing Attorney; Member
                                                    of the law firm of Simandl &
                                                    Gerr (January 1992 to
                                                    January 1995); member of the
                                                    law firm of Robert H.
                                                    Simandl, Counselor of Law
                                                    (prior years).

John F. Tweedy, 50          1996         1997       Director of Corporate                     0            *
                                                    Communications of Standard
                                                    Microsystems Corp. (supplier
                                                    of computer LAN systems)
                                                    (July 1995 to Present);
                                                    Independent consultant
                                                    (November 1994 to July
                                                    1995); President and Chief
                                                    Executive Officer of
                                                    NetVision Corp. (developer
                                                    of computer networking
                                                    products) (November 1993 to
                                                    October 1994); Independent
                                                    Consultant (June 1993 to
                                                    November 1993); Corporate
                                                    Vice President, Systems
                                                    Engineering, of Standard
                                                    Microsystems Corp. (1988 to
                                                    June 1993).

                                    TABLE II
                                 OTHER DIRECTORS
                                                                                        Shares Beneficially Owned
                                                                                          as of April 1, 1996(A)
                                                                                        -------------------------
                          Director    Expiration                                         Number         Percent
      Name and Age          Since       of Term           Business Experience           of Shares      of Class
      ------------          -----       -------           -------------------           ---------      --------
Daniel Bernstein, 42        1986         1998       President (June 1992 to             250,616(E)         4.9%
                                                    Present) of the Company;
                                                    Vice President and Treasurer
                                                    of the Company (prior years
                                                    to June 1992); Managing
                                                    Director of the Company's
                                                    Macau subsidiary (1991 to
                                                    Present)(B).

Howard B. Bernstein, 70     1954         1997       Retired(B)                          295,800(F)         5.9%

- ---------

(A)  There were 5,055,445 shares of Common Stock outstanding as of April 1,
     1996.

(B) Messrs. Elliot and Howard B. Bernstein are brothers. Daniel Bernstein is Elliot Bernstein's son and Howard B. Bernstein's nephew.

(C) Includes 5,000 shares which may be acquired by Elliot Bernstein on or before May 30, 1996 upon the exercise of stock options, 26,800 shares held of record by Elliot Bernstein's wife and 22,600 shares owned by a not-for-profit foundation of which Mr. Bernstein is President and Trustee. Also includes an aggregate of 4,158 shares allocated to Elliot Bernstein in the Company's Far East Retirement Plan over which he has voting but no investment power.

(D)  Includes 4,400 shares held of record by Mr. Simandl's wife.

(E) Includes 5,000 shares which may be acquired by Daniel Bernstein on or before May 30, 1996 upon the exercise of stock options and 32,000 shares held by Daniel Bernstein as trustee for his children. Also includes 2,852 shares allocated to Daniel Bernstein in the Company's 401(k) Plan over which he has voting but no investment power.

(F) Includes 500 shares held of record by Howard Bernstein's wife. Mr. Bernstein disclaims beneficial ownership of these shares.

* Shares constitute less than one percent of the shares of Common Stock outstanding.

     The current executive officers and directors of Bel as a group (11 persons) beneficially owned 1,081,697 shares of Common Stock (or 21.4% of the outstanding shares of Common Stock) as of April 1, 1996, including 15,000 shares which may be acquired on or before May 30, 1996 upon the exercise of stock options and 15,880 shares allocated in the Company's 401(k) Plan and Far East Retirement Plan over which they have voting but no investment power.

     Of the shares of Common Stock beneficially owned by the Company's Named Officers (as defined below), the tables above present information regarding the beneficial ownership of the Company's Chairman of the Board and Chief Executive Officer (Mr. Elliot Bernstein) and President (Mr. Daniel Bernstein). The other Named Officers beneficially owned the following number of shares as of April 1, 1996, all of which constituted less than one percent of the shares of Common Stock outstanding: Arnold Sutta, 7,665 shares, including 4,852 shares allocated to Mr. Sutta in the Company's 401(k) Plan over which he has voting but no investment power; Colin Dunn, 4,257 shares, representing 3,750 shares which may be acquired by Mr. Dunn on or before May 30, 1996 upon the exercise of stock options and 507 shares allocated to Mr. Dunn in the Company's 401(k) Plan over which he has voting but no investment power; and Joseph Meccariello, 2,516 shares, representing 1,250 shares which may be acquired by Mr. Meccariello on or before May 30, 1996 upon the exercise of stock options and 1,266 shares allocated in the Company's 401(k) Plan and Far East Retirement Plan over which he has voting but no investment power.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and ten percent shareholders to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. The Company is obligated to disclose any failures to file such reports on a timely basis. With respect to one sale by each of Peter Christoffer and Arnold Sutta in the amounts of 2,000 shares and 5,625 shares, respectively, reports of such sales were filed late with the Commission. These late filings were inadvertent, and the required filings were made promptly after noting such failures to file.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 1993, 1994 and 1995, the annual and long-term compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers of Bel during 1995 (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                                            Compensation Awards
                                                                            --------------------
                                                   Annual Compensation
                                              ---------------------------   Securities Underlying      All Other
Name and Principal Position         Year       Salary     Bonus   Other(A)     Options/SARs(#)       Compensation(B)
- ---------------------------         ----       ------     -----   --------  ---------------------    ---------------
Elliot Bernstein ...............    1995      $350,000      --       --               --                $32,621
  Chairman and Chief                1994       350,000      --       --             20,000               31,756
  Executive Officer                 1993       350,000      --       --               --                 31,256

Daniel Bernstein ...............    1995       142,496      --       --               --                  8,873
  President                         1994       111,466      --       --             20,000               10,677
                                    1993       111,115      --       --               --                  8,285

Arnold Sutta ...................    1995       126,329      --       --               --                  4,118
  Vice President                    1994       114,195      --       --               --                  6,728
                                    1993       112,701      --       --               --                  4,991

Colin Dunn .....................    1995       120,771      --       --               --                  4,193
  Vice President and Treasurer      1994       114,808      --       --             15,000                5,720
                                    1993       114,231      --       --               --                  3,951

Joseph Meccariello .............    1995       112,701      --     $97,025            --                  7,312
  Vice President                    1994(C)     96,623      --      70,828           5,000                6,763
                                    1993(C)     94,961      --      62,152            --                  6,643

- -----------
(A) During the periods presented above, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such individual's reported salary and bonus, except that Mr. Meccariello received housing allowances of $97,025, $70,828 and $62,152, during 1995, 1994 and 1993, respectively.

(B) Compensation reported under this column for 1995 includes: (i) contributions of $24,500 for Elliot Bernstein and $7,312 for Joseph Meccariello to the Company's Far East Retirement Plan and contributions of $4,873, $4,118 and $4,193, respectively, for Daniel Bernstein, Arnold Sutta and Colin Dunn, respectively, to the Company's 401(k) Plan, to match 1995 pre-tax elective deferral contributions (included under "Salary") made by each Named Officer to such Plans, such contributions being made in shares of the Company's Common Stock, (ii) $4,000 paid to each of Elliot Bernstein and Daniel Bernstein as directors' fees, and (iii) $4,121 paid by the Company as a premium for term life insurance for Elliot Bernstein.

(C) The table above presents information regarding Joseph Meccariello throughout 1993 and 1994, including periods during which he was not an executive officer of the Company.

STOCK OPTIONS

     The Company maintains a Stock Option Plan (the "Option Plan") for employees. The options granted under the Option Plan generally have terms of five years and terminate at or within a specified period of time after the optionee's employment with the Company ends. Options are exercisable in installments determined at the date of grant. No stock options were granted to the Named Officers during the year ended December 31, 1995.

     The following table sets forth information regarding stock option exercises by the Named Officers during the year ended December 31, 1995, including the aggregate value of gains on the date of exercise. In addition, the following table provides data regarding the number of shares covered by both exercisable and non-exercisable stock options at December 31, 1995. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of existing options and $10.50, the closing sale price of the Company's Common Stock on December 31, 1995.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES
                                                                                                  Value of Unexercised
                                Common      Value realized           Number of Securities             In-the-Money
                                Shares       (Market Price          Underlying Unexercised            Options/SARs
                               Acquired       on Exercise         Options/SARs at Year-End (#)       at Year-End ($)
                                  on           Date Less          ----------------------------  ---------------------------
Name                         Exercise (#)   Exercise Price) ($)    Exercisable  Unexercisable   Exercisable   Unexercisable
- ----                         ------------   -------------------    -----------  -------------   -----------   -------------
Elliot Bernstein ..........     25,000          $263,375              5,000       15,000          $14,000       $42,000
Daniel Bernstein ..........     15,000           129,900              5,000       15,000           14,000        42,000
Arnold Sutta ..............         --                --                 --           --               --            --
Colin Dunn ................      6,250            50,093              3,750       11,250           13,125        39,375
Joseph Meccariello ........      5,000            26,406                 --        3,750               --        15,000

THE BOARD OF DIRECTORS; COMMITTEES OF THE BOARD; DIRECTORS' COMPENSATION

     The Company's Board of Directors holds a regular meeting immediately before the Annual Meeting of Shareholders and meets on other occasions throughout the year. During 1995, the Board held four meetings.

     Bel's Board has an Executive Committee, a Compensation Committee and an Audit Committee. The Executive Committee is composed of Elliot Bernstein, Daniel Bernstein and Robert H. Simandl; the Compensation Committee is composed of Peter Gilbert and Robert H. Simandl; the Audit Committee, currently with one vacancy, consists solely of Peter Gilbert. The function of the Executive Committee is to act in the place of the Board when the Board cannot be convened. The Compensation Committee is charged with the responsibility of administering the Company's Stock Option Plan and also reviews the compensation of Bel's executive officers. The Audit Committee reviews significant audit and accounting principles, policies and practices, and meets with the Company's independent auditors. During 1995, the Executive Committee held three meetings, the Compensation Committee held one meeting and the Audit Committee held one meeting. With the exception of Peter Gilbert, during 1995, each director attended at least 75% of the Board and Committee meetings which he was required to attend.

     All directors of the Company's foreign subsidiaries receive an annual fee of $4,000. In 1995, directors of the Company received an annual retainer of $6,000, $750 for each Board meeting they attended and $500 for each committee meeting which they attended. Directors who are executive officers of the Company will not receive directors' fees otherwise payable to directors of the Company, but will receive an annual retainer of $4,000 if they are directors of the Company's foreign subsidiaries.

     John S. Johnson, a director of the Company, served as independent consultant to the Company at various times during 1995. Fees received by Mr. Johnson for such services were not material. The Company may retain Mr. Johnson's services in 1996.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1990 in (i) Bel's Common Stock, (ii) the NASDAQ Stock Index, and (iii) the NASDAQ Electronic Components Stock Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in market prices.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                                  BEL FUSE INC.



          -------GRAPHICAL REPRESENTATION OF DATA TABLE BELOW-------


Prepared by the Center for Research in Security Prices

CRSP Total Returns Index for:                    12/31/90  12/31/91  12/31/92   12/31/93  12/30/94  12/29/95
- ----------------------------                     --------  --------  --------   --------  --------  --------
BEL FUSE INC. ................................    100.00    368.421   747.369    357.895   347.369   442.106
Nasdaq Stock Market (US Companies) ...........    100.00    160.564   186.866    214.511   209.686   296.304
Nasdaq Electronic Components Stocks
SIC 3670-3679 US & Foreign ...................    100.00    142.404   222.477    305.531   337.491   560.006

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of Bel's executive officers generally are made by the Compensation Committee of the Board of Directors (the "Committee"). Each member of the Committee is a non-employee director of Bel. Pursuant to Securities and Exchange Commission rules designed to enhance disclosure of corporate policies regarding executive compensation, Bel has set forth below a report submitted by the Committee addressing Bel's compensation policies for 1995 as they affected Elliot Bernstein (the Chief Executive Officer) and the other Named Officers.

     The goals of Bel's compensation policies for executive officers are to provide a competitive level of base salary and other benefits to attract, retain and motivate high caliber personnel.

     The Company's compensation program consists primarily of base salary and long-term incentive awards. In making its compensation decisions, the Committee analyzes the Company's performance, the individual's performance in terms of the fulfillment of responsibilities related to the applicable position, and the individual's contribution to the Company.

     Executive officers receive performance and salary reviews each year. Salary increases are based on an evaluation of the extent to which a particular executive officer is determined to have assisted the Company in meeting its business objectives and in contributing to the growth and performance of the Company.

     The Company and the Chief Executive Officer agreed in each of the last four years that the Chief Executive Officer's salary would not be increased. The salary of Daniel Bernstein, President of the Company, was raised during 1993 and 1995 to reflect Mr. Bernstein's increased responsibilities and his performance of those responsibilities as President of the Company. The salaries of Messrs. Sutta, Meccariello and Dunn were increased in 1995 to reflect increased responsibilities and performance.

     The Company's long-term incentive award program includes the grant of stock options. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. All of the Company's stock options have been granted at exercise prices at least equal to the market price on the grant date. In light of option grants during prior years, no stock options were granted to the Company's executive officers during 1995.

     Pursuant to the Company's domestic 401(k) Plan and Far East Retirement Plan, the Company makes matching contributions of pre-tax elective deferral contributions made by executive officers. The Company's matching contributions are made in shares of Bel's Common Stock. Bel believes that these plans are an important element in executive long-term compensation and foster the retention and motivation of qualified executives.

     During 1993, the Omnibus Reconciliation Act of 1993 was enacted. This Act includes potential limitations on the deductibility of compensation in excess of $1 million paid to the Company's five highest paid officers beginning in 1994. Based on regulations issued by the Internal Revenue Service and an analysis by the Company to date, the Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance-based compensation. The Committee and the entire Board of Directors will continue to evaluate the impact of this legislation on Bel's compensation program and intend to submit appropriate proposals to stockholders at future meetings if necessary in order to maintain the deductibility of executive compensation.

                                              Respectfully submitted,

                                              ROBERT H. SIMANDL
                                              PETER GILBERT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert H. Simandl served as a member of the Compensation Committee of the Company's Board of Directors during 1995. Mr. Simandl has served as the Company's Secretary for more than the past five years.

     Mr. Simandl and his predecessor firms have served as general counsel to the Company for more than five years. Fees received by Mr. Simandl's firm from the Company during 1995 were not material. The Company will retain Mr. Simandl in 1996.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, independent certified public accountants, has been selected by the Board of Directors to audit and report on Bel's financial statements for the year ending December 31, 1996. Deloitte & Touche LLP began auditing Bel in 1983. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires. The representative is expected to be available to respond to appropriate questions from shareholders.

OTHER MATTERS

     At the time this Proxy Statement was mailed to shareholders, management was not aware that any matter other than the election of directors would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

                                    By Order of the Board of Directors

                                    ROBERT H. SIMANDL
                                    Secretary

Dated: April 29, 1996

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                    APPENDIX
                    (Pursuant to Rule 304 of Regulation S-T)

     1. Page 8 contains a description in tabular form of a graph entitled "Performance Graph" which represents the comparison of the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market and the NASDAQ Electronic Components Stocks for the period of each of the years commencing December 31, 1990 and ending December 31, 1995, which graph is contained in the paper format of this Proxy Statement being sent to Stockholders.

                                  BEL FUSE INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                  May 29, 1996

     The undersigned hereby appoints Howard B. Bernstein, Robert H. Simandl and Daniel Bernstein, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on May 29, 1996, and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

1. Election of the Board's nominees for Director. (The Board of Directors recommends a vote "FOR".)

   FOR the nominees listed below (except as marked to the contrary below) [ ] WITHHOLD AUTHORITY to vote for the nominees listed below [ ]

   Nominees: Elliot Bernstein, Peter Gilbert, John Johnson, Robert Simandl and John Tweedy

   INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write the nominee's name in the space provided below.

                --------------------------------------------------------------

2. Upon all such other matters as may properly come before the meeting and/or any adjournment or adjournments thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.



UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD'S NOMINEES.

                                             Dated: _____________________, 1996

                                            Signed ____________________________

                                                   ____________________________

                                           Please sign this proxy and return it
                                           promptly whether or not you expect to
                                           attend the meeting. You may
                                           nevertheless vote in person if you
                                           attend.

                                           Please sign exactly as you name
                                           appears hereon. Give full title if
                                           an Attorney, Executor, Administrator,
                                           Trustee, Guardian, etc.

                                           For an account in the name of two or
                                           more persons, each should sign, or if
                                           one signs, he should attach evidence
                                           of his authority.